UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Definitive Information Statement

[ ]	Confidential, of the Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

West Coast Ventures Group Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:___________________________

	2)	Aggregate number of securities to which transaction applies:__________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________________

	4)	Proposed maximum aggregate value of transaction:__________________________________

	5)	Total fee paid:______________________________________________________________

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:______________________________________________________

	2)	Form, Schedule or Registration Statement No.:______________________________________

	3)	Filing Party:_______________________________________________________________

	4)	Date Filed:________________________________________________________________

WEST COAST VENTURES GROUP CORP.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

February 15, 2019

February 15, 2019

Dear Stockholder:

This Information Statement is furnished by the Board of Directors (the “ Board ”) of West Coast Ventures Corp., a Nevada corporation (the “ Company ”), to holders of record as of the close of business on February 11 (the “ Stockholders ”) of the Company’s common stock, $0.001 par value per share (the “ Common Stock ), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”). The purpose of this Information Statement is to inform our Stockholders that, on February 12, 2019, holders of a majority of the voting power of the outstanding capital stock of the Company, acted by written consent in lieu of a special meeting of stockholders in accordance with Section 78.320 of the Nevada Revised Statutes (“NRS”) to authorize and approve an amendment to the Articles of Incorporation (the “ Amendment ”) of the Company increasing the amount of authorized shares of Common Stock to 650,000,000 shares. A copy of the Amendment to the Articles of Incorporation is attached as Annex A to this Information Statement.

The approval of the Amendment will not become effective until at least 20 calendar days after the initial mailing of this Information Statement (the “Effective Date”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about February 25, 2019.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENT. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

/s/ James M Nixon
James M Nixon
Chief Executive Officer

Arvada Colorado

February 15, 2019

TABLE OF CONTENTS

WEST COAST VENTURES GROUP CORP.

15400 W 64th Ave, Unit E1A, Arvada, Colorado

80007

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

West Coast Ventures Group Corp. (the “Company”) is a Nevada corporation with principal executive offices located at 15400 W 64th Ave, Unit E1A, Arvada, Colorado 80007. Our telephone number is (303) 423-1300. The Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved and adopted an amendment to our articles of incorporation (the “Amendment”) increasing the number of authorized shares of Common Stock to 650,000,000 shares. This Information Statement is being sent to holders of record (the “Stockholders”) of the Company’s Common Stock as of February 13, 2019 (the “Record Date”), by the Board to notify them about actions that the holders of a majority of the voting power of the outstanding capital stock of the Company and all of the outstanding preferred stock of the Company (the “Consenting Stockholders”) entitled to vote on the Amendment (the “Required Vote”), have taken action by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on February 12, 2019, in accordance with the relevant sections of the Nevada Revised Statutes (“ NRS ”) and our Articles of Incorporation and our By-laws (the “ Charter ”).

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact receive, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

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We are not asking you for a proxy and you are requested not to send us a proxy.

Copies of this Information Statement are expected to be mailed on or about February 25, 2019, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act ”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenting Stockholders

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Amendment, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

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PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENT. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “ Securities Act ”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

VOTE REQUIRED TO APPROVE THE PROPOSAL

As of the Record Date, there were 500,000 shares of Super Voting Preferred Stock issued and outstanding. The holders of the Super Voting Preferred are entitled to  voting power equal to 500,000,000 Common Shares on all matters requiring the vote of stockholders of the Company.

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CONSENTING STOCKHOLDERS

On the Record Date, 2 stockholders holding 500,000 shares of the Company’s issued and outstanding Super Voting Preferred Stock (the voting power of 500,000,000 shares outstanding capital stock and 100% of the outstanding preferred stock), consented in writing to the approval of the Amendment.

Under Section 14(c) of the Exchange Act, the transactions cannot become effective until the expiration of the 20-day Period.

APPROVAL OF THE AMENDMENT TO

THE COMPANY’S ARTICLES OF INCORPORATION

General Information

As of the date hereof, pursuant to our Articles of Incorporation, we are authorized to issue up to 250,000,000 (250,000,000) shares of Common Stock. We propose to increase our authorized shares of Common Stock from Two Hundred Fifty Million (250,000,000) to Six Hundred and Fifty Million (650,000,000) shares of Common Stock.

The Consenting Stockholders representing a majority of the Company’s outstanding voting stock and all of the outstanding preferred stock have given their written consent to increase the authorized number of shares of Common Stock. Under the NRS, the consent of the holders of a majority of the voting power is effective as stockholders’ approval. We will file the Amendment with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to Six Hundred and Fifty Million (650,000,000) shares of Common Stock no earlier than (20) calendar days from the date of mailing of this Information Statement. A copy of the form of Amendment is attached hereto as Annex A .

The Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

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Reasons for the Amendment

The primary purpose of this amendment to increase the number of authorized shares of Common Stock is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of our Company and its stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

We have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of our company and its then existing stockholders.

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Principal Effects on Outstanding Common Stock

The proposal to increase the authorized Common Stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Amendment will be effective upon filing with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, the Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

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Amendment

The Third Article of the Company’s Articles of Incorporation will be amended to read as follows:

The Company’s authorized number of share of Common stock shall hereby be increased from 250,000,000 shares to 650,000,000 at par value  $0.001. With no changes to any other classes of the Company’s stock.

A copy of the Amendment to the Articles of Incorporation is attached as Annex A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide our stockholders with any such right.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth certain information as of February 12, 2019, with respect to the beneficial ownership of our common stock and our Series A Preferred Stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock. As of February 12, 2019, there were 37,250,532 shares of common stock outstanding and 500,000 shares of Super Voting Preferred Stock outstanding.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock or preferred stock indicated.

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Name and Address of Beneficial Owner(1)	Class of Securities	Shares Beneficially Owned	Percentage Beneficially Owned
Directors and Executive Officers
James M. Nixon	Common	14,000,000	37.58%
	Preferred	500,000	100.00%

5% Stockholders

Securities Authorized for Issuance Under Equity Compensation Plans

Non-Cumulative Voting

The holders of our shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of Directors, can elect all of the Directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of our Directors.

Transfer Agent

Our transfer agent is VStock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598. Their telephone number is (212) 828-8436.

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REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER

APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The Amendment requires stockholder approval. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities. However, the latter method, while it represents the requisite stockholder approval, is not deemed effective until twenty (20) days after this Information Statement has been sent to all of our stockholders giving them notice of and informing them of the actions approved by such consent.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the Amendment, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the Amendment in a manner that is timely and efficient for us and our stockholders.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

Except as set forth above, no director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed the Company that he intends to oppose any of the corporate actions to be taken by the Company as set forth in this Notice and Information Statement.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to West Coast Ventures, Group, Inc., Attention: Secretary, 5400 W 64th Ave, Unit E1A, Arvada, Colorado 80007, (650) 632-4210, to request:

● a separate copy of this Information Statement;

● a separate copy of Information Statements in the future; or

● delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov . You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated: February 15, 2019

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ANNEX A

090204

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20190067929-35
Barbara K. Cegavske	Filing Date and Time
Secretary of State	02/14/2019 12:49 PM
State of Nevada	Entity Number
	E0346862011-6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

West Coast Ventures Group, Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation of West Coast Ventures Group Corp., shall be amended as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 96

4. Effective date and time of filing: (optional) Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X *(signature)*

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

ACTION BY WRITTEN CONSENT

IN LIEU OF A SPECIAL MEETING

OF THE STOCKHOLDERS OF

WEST COAST VENTURES

GROUP CORP.,

a Nevada corporation

Effective as of  February 12, 2018

The undersigned stock holders of West Coast Ventures Group Corp. (the “Corporation” or “Company”), acting pursuant to the authority vested in the undersigned by Section 78.320(2) of the Nevada Revised Statutes and the Bylaws of the Corporation, hereby consents to and adopts the following recitals and resolutions, of the Board of Directors of West Coast Ventures Group Corp. (the “Board”),  by written consent in lieu of a special meeting of the stock holders of the Corporation, which recitals and resolutions shall be valid and effective as if adopted at a duly called, noticed and held special meeting of the shareholders.

AMEND ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the Board has determined it to be in the best interests of the Corporation and its stockholders to increase the number of authorized shares of Common Stock of the Corporation (“Common Stock”) from 250,000,000 shares to 650,000,000 shares (the “Authorized Common Stock Increase”);

WHEREAS, in order to effect the Authorized Common Stock Increase and the Authorized Preferred Stock Increase, it is necessary to amend the Articles of Incorporation of the Corporation;

WHEREAS, the Board desires to amend the Articles of Incorporation of the Corporation in order to effect the Authorized Common Stock Increase;

-          NOW, THEREFORE, BE IT RESOLVED, that Article 3 of the Articles of Incorporation of the Corporation hereby are amended and restated as follows:

The Company’s authorized number of share of Common stock shall hereby be increased from 250,000,000 shares to 650,000,000 at par value $0.001. With no changes to any other classes of the Company’s stock.

RESOLVED FURTHER, that the foregoing amendment to the Articles of Incorporation of the Corporation (the “Articles Amendment”) hereby is authorized, approved and adopted in its entirety;

RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to solicit the requisite stockholder approval of the Articles Amendment;

RESOLVED FURTHER, that, upon the requisite stockholder approval of the Articles Amendment, the officers of the Corporation are, and each of them hereby is, authorized and directed, for and on behalf of the Corporation, to execute and file a Certificate of Amendment to the Articles of Incorporation of the Corporation with the Nevada Secretary of State, effecting the Articles Amendment, in the form and manner required by the laws of the State of Nevada, and to execute and deliver all certificates, authorizations and other written instruments and in general to do all acts necessary or appropriate to carry out the purposes of all of the foregoing resolutions.

GENERAL AUTHORITY

RESOLVED, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take such actions and to execute such other agreements, documents and instruments as such officers or officer may deem necessary or advisable in order to effect the purposes and intentions of all of the foregoingresolutions;

RESOLVED FURTHER, that every act, action, agreement, document or instrument done, performed, made, executed or delivered by, on behalf of or in the name of the Corporation in order to carry out the purposes and intentions of the foregoing resolutions hereby is authorized, approved and ratified in all respects;

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation hereby is authorized to certify and deliver a copy of these resolutions, or any one or more of them, to such persons,

corporations, entities or firms as such Secretary or Assistant Secretary may deem necessary oradvisable;

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation hereby is authorized and directed to file this Action by Written Consent in Lieu of a Special Meeting of the Shareholders of the Corporation in the Minute Book of the Corporation.

FACSIMILE OR OTHER ELECTRONIC TRANSMISSION

RESOLVED, that the directors of the Corporation may deliver this Action by Written Consent in Lieu of a Special Meeting of the Shareholders of the Corporation, to the Secretary of the Corporation by facsimile or other electronic transmission (including email), and no confirmation of such delivery by the mailing or personal delivery of an executed original of this Action by Written Consent in Lieu of a Special Meeting of the Shareholders of the Corporation to the Secretary of the Corporation shall be required in order for this Action by Written Consent in Lieu of a Special Meeting of the Shareholders of the Corporation to be effective.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned stockholders of the Corporation, hereby voting the full number of shares of each class of the Corporation's outstanding voting capital stock held of record by undersigned stockholders of the Corporation, have executed this Action by Written Consent in Lieu of a Special Meeting of the Stockholders of West Coast Ventures Group Corp. to be effective as of the date first set forth above and direct that it be filed with the minutes of the proceedings of the Corporation's stockholders.

TO BE COMPLETED BY STOCK HOLDER:

Signature: /s/ James M Nixon

Name of Stockholder: James M. Nixon

[Please print exactly as name appears on certificate representing shares of Common Stock or Preferred Stock of West Coast Ventures Group Corp.]

Number of shares of Common Stock owned of record: 14,000,000 common share and 500,000 shares of Preferred Stock representing 500,000,000 Common

 Stock votes

[SIGNATURE PAGE TO ACTION BY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING OF THE DIRECTORS OF SCEPTER, INC.]